Management Incentive Bonus Plan

FY12

The Management Incentive Bonus Plan (“MIBP”) is the executive bonus plan for all executives . The plan includes two key performance targets for ARI, Adjusted EBITDA and Recurring Revenue (“RR”), each worth 50% of the total on target bonus potential.  Based on the company’s performance in those two areas, the following Grids dictate the ultimate payout of the MBO bonus as a percentage:

Management Bonus Grid

FY 2012

Recurring Revenue Growth

% of plan            payout %            incremental increase

1st break53%                        25.0%

2nd break55%                        30.0%                         2.50

3rd break60%                        35.0%                         1.00

4th break65%                        42.5%                         1.50

5th break70%                        50.0%                         1.50

6th break75%                        55.0%                         1.00

7th break80%                        60.0%                         1.00

8th break85%                        67.5%                         1.50

9th break90%                        75.0%                         1.50

10th break95%                        85.0%                         2.00

100% of plan100%                        100.0%                         3.00

> 100%+ 1%                        + 3%

Cap116%                        150%

Adjusted EBITDA Growth

                                                            % of plan            payout %            incremental increase

1st break                                                80.0%                        50.0%

2nd break                                                82.5%                        55.0%                         2.00

3rd break                                                85.0%                        60.0%                         2.00

4th break                                                87.5%                        66.0%                         2.40

5th break                                                90.0%                        72.0%                         2.40

6th break                                                92.5%                        79.0%                         2.80

7th break                                                95.0%                        86.0%                         2.80

8th break                                                97.5%                        93.0%                         2.80

100% of plan                                                100.0%                        100.0%                         2.80

> 100%                                                            + 1%                        + 2%

Cap                                                            125%                        150%

The VP of Sales also has a commission element to his plan in addition to the partition of his compensation that falls under the MIBP.  All final bonus payments, and MBO attainment, will be reviewed and approved by the President/CEO.